EXHIBIT 10.14


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                         GENTIVA HEALTH SERVICES, INC.,
                                  as Depositor


                            WILMINGTON TRUST COMPANY,
                    as Property Trustee and Delaware Trustee

                           THE ADMINISTRATIVE TRUSTEES

                                       AND

                               THE SEVERAL HOLDERS


                               -------------------

                                 Amendment No. 1

                            Dated as of June 30, 2000
                               -------------------


                                       To


                   Trust Agreement, Dated as of March 9, 2000,
               Among Gentiva Health Services, Inc., as Depositor,
                 Wilmington Trust Company, as Property Trustee,
                and Delaware Trustee, the Administrative Trustees
           named therein and the Several Holders (as defined therein)



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                     AMENDMENT NO. 1 TO THE TRUST AGREEMENT


     AMENDMENT NO. 1 to the TRUST AGREEMENT (this "Amendment No. 1"), dated as of June 30, 2000, among Gentiva Health Services, Inc., a Delaware corporation (the "Company"), Wilmington Trust Company, a Delaware corporation, as Property Trustee and Delaware Trustee (the "Trustee"), the Administrative Trustees named in the Trust Agreement (as defined herein) (the "Administrative Trustees") and the several Holders (as defined in the Trust Agreement).


                             RECITALS OF THE COMPANY


     WHEREAS, the Company, the Trustee and the Administrative Trustees heretofore executed and delivered an Trust Agreement, dated as of March 9, 2000 (the "Trust Agreement") (capitalized terms used but not otherwise defined in this Amendment No. 1 shall have the meanings ascribed to such terms in the Trust Agreement); and

     WHEREAS, pursuant to the Trust Agreement, Gentiva Trust (the "Trust") issued and the Trustee authenticated and delivered 400,000 Preferred Securities and 12,371 Common Securities (collectively, the "Trust Securities"); and

     WHEREAS, the Company and the Trust desire to amend the Trust Agreement to provide that on and after the date hereof, pursuant to the Trust Agreement, (i) the Distribution Dates in respect of the Trust Securities will be January 15, April 15, July 15 and October 15, commencing on July 15, 2000 and (ii) the Distribution Dates may be modified from time to time in the future by action of the Board of Directors of the Company, without the consent of the Holders; and

     WHEREAS, the Holders have consented to this Amendment No. 1 prior to the date hereof in accordance with the Trust Agreement; and

     WHEREAS, pursuant to Section 11.3(c) of the Trust Agreement, the parties hereto are entering into this Amendment No. 1 to provide that on and after the date hereof (i) Distributions on the Trust Securities will only be on January 15, April 15, July 15 and October 15, commencing on July 15, 2000 and will otherwise be in accordance with the Trust Agreement and (ii) the Distribution Dates may be modified from time to time in the future by action of the Board of Directors of the Company, without the consent of the Holders; and


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                                      -2-


     WHEREAS, this Amendment No. 1 has been duly authorized by all necessary action on the part of the Trust and the Company.

     NOW, THEREFORE, the Company, the Trust and the Administrative Trustees hereby covenant and agree with the Trustee for the equal and proportionate benefit of all Holders of the Debentures, as follows:

     SECTION 1. Amendment of Certain Sections of Trust Agreement. Subject to the other provisions hereof, the Trust Agreement and the Trust Securities are hereby amended and supplemented in the following respects:

          (a) Section 4.1(a)(i) of the Trust Agreement is hereby amended by deleting the second sentence of such subparagraph and replacing it with the following:

          "Distributions will accrue from March 15, 2000, and, except in the event (and to the extent) that the Depositor exercises its right to defer the payment of interest on the Debentures pursuant to the Indenture, will be payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year, commencing on July 15, 2000."


          (b) Section 11.3(c) of the Trust Agreement is hereby amended by adding the following sentence to the end of such section:

          "Notwithstanding the foregoing, the Distribution Dates may be modified from time to time on and after the date hereof by action of the Board of Directors of the Company, without the consent of the Holders and with prior notice to the Trustee."


          (c) The Trust Securities shall be modified to reflect the foregoing.

     SECTION 2. Effect of Amendment No. 1. Upon the execution and delivery of this Amendment No. 1 by the Company, the Trustee and the Administrative Trustees, the Trust Agreement and the Trust Securities shall be amended in accordance herewith, and this Amendment No. 1 shall amend and form a part of the Trust Agreement and the Trust Securities for all purposes, and every Holder of Trust Securities heretofore or hereafter authenticated and delivered under the Trust Agreement shall be bound thereby.


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                                      -3-


     SECTION 3. Trust Agreement Remains in Full Force and Effect. Except as amended hereby, all provisions in the Trust Agreement shall remain in full force and effect.

     SECTION 4. Conflict with Trust Indenture Act. If any provision of this Amendment No. 1 limits, qualifies or conflicts with any provision of Sections 310 through 317, inclusive, of the Trust Indenture Act, which provision imposes duties on any Person, the applicable provisions of Sections 310 through 317, inclusive, of the Trust Indenture Act shall control.

     SECTION 5. Separability Clause. In case any provision in this Amendment No. 1 shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 6. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

     SECTION 7. Benefits of Amendment No. 1, Etc. Nothing in this Amendment No. 1, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and the Holders of the Trust Securities from time to time, any benefit or any legal or equitable right, remedy or claim under this Amendment No. 1.

     SECTION 8. Successors and Assigns. All covenants and agreements in this Amendment No. 1 by the Company shall bind its successors and assigns, whether so expressed or not.

     SECTION 9. Trustee Not Responsible for Recitals. The recitals contained herein shall be taken as the statements of the Company and the Administrative Trustees, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Amendment No. 1.

     SECTION 10. Certain Duties and Responsibilities of the Trustee. In entering into this Amendment No. 1, the Trustee shall be entitled to the benefit of every provision of the Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee, whether or not elsewhere herein so provided.

     SECTION 11. Governing Law. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of Delaware.


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                                      -4-


     SECTION 12. Counterparts. This Amendment No. 1 may be executed in counterparts, each of which, when so executed, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and attested, all as of the date and year first above written.


                            Edward A. Blechschmidt,
                            as Administrative Trustee


                            By: /s/ Edward A. Blechschmidt
                                ------------------------------
                                 Name:



                            Patricia C. Ma,
                            as Administrative Trustee


                            By: /s/ Patricia C. Ma
                                ------------------------------
                                 Name:




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                                      -5-


                            John J. Collura,
                            as Administrative Trustee


                            By: /s/ John J. Collura
                                ------------------------------
                                 Name:


                            Gentiva Health Services, Inc.


                            By: /s/ Patricia C. Ma
                                ------------------------------
                                 Name:
                                 Title:


                            Wilmington Trust Company,
                            as Property Trustee and Delaware Trustee


                            By: /s/ Mary C. St. Amand
                                ------------------------------
                                 Name:   Mary C. St. Amand
                                 Title:  Assistant Vice President